                                                                  Exhibit 10.10

               Equipment Schedule No. 004 dated December 13, 1994
         incorporating by reference Third Party Master Lease Agreement
               Contract No. 1070 dated November 23, 1994 between
                 AT&T SYSTEMS LEASING CORPORATION as Lessor and
                       PAINEWEBBER INCORPORATED as Lessee

Lessee:  PAINEWEBBER INCORPORATED      Lessor:  AT&T SYSTEMS LEASING CORPORATION
Address: 1285 Avenue of the Americas   Address: 3rd Floor
         New York, NY 10019                     2555 Telegraph Road
                                                Bloomfield Hills, MI 48302

Location of Equipment:   800 Harbor Blvd.
                         Weehawken, NJ 07087
Expected Delivery Date:  December, 1994
Return of Equipment:     To be advised


            EQUIPMENT     MODEL/                      LESSOR'S        BASIC
QTY.  MFG.    TYPE       FEATURE    DESCRIPTION        BASIS          RENT
----  ----  ---------    -------    -----------       --------        -----

 1    IBM   9021-962   (1024 x 2048 x 128E x 32P)  $16,671,253.00  $341,558.00*

* Basic Rent includes reimbursement for New Jersey Sales Tax imposed upon Lessor at the inception of a lease.

Lease Payment Due Date: The first day of each month in advance.

Commencement Date: The date indicated on the Acceptance Certificate as the Acceptance Date.

First Lease Payment Due Date: The first day of the month immediately following the month in which the Commencement Date occurs.

Initial Lease Term: The Lease Term for each Leased Item commences on the Commencement Date and continues for sixty (60) months.

THIS EQUIPMENT SCHEDULE HAS THREE COUNTERPARTS. THIS IS COUNTERPART NO. 3. A SECURITY INTEREST MAY BE CREATED ONLY IN COUNTERPART NO. 1.

Lease Payment: Payable on each Lease Payment Due Date: $341,558.00.


Special Terms: Pursuant to Section 1 of the Lease Agreement, the following terms set forth below or attached hereto, shall be applicable to and shall constitute a part of this Equipment Schedule.

1. If Lessee fails to furnish to Lessor any lease documentation reasonably requested by Lessor by the 30th day following the date of IBM's Installation Advice Form ("Due Date"), Lessee shall reimburse Lessor for any late payment fees charged by IBM.

2. Effective on the Commencement Date and upon full execution of this Equipment Schedule, Equipment Schedule Nos. 001 and 002 both dated October 21, 1991 incorporating by reference Third Party Master Lease Agreement Contract No. 0729 between Lessor and Lessee shall terminate and Lessee shall have no further obligations under Equipment Schedule Nos. 001 and 002 except for those obligations that specifically survive the termination of the Equipment Schedules and related Master Lease.


Master Agreement: This Equipment Schedule is issued pursuant to the Lease Agreement identified on Page 1. All of the terms and conditions of the Lease Agreement are incorporated herein and made a part hereof as if such terms and conditions were set forth in this Equipment Schedule. By their execution and delivery of this Equipment Schedule, the parties hereby reaffirm all of the terms and conditions of the Lease Agreement except as modified hereby.


LESSOR:                                     LESSEE:
AT&T SYSTEMS LEASING CORPORATION            PAINEWEBBER INCORPORATED


BY: /s/ Margaret V. Sayles                BY: /s/ Vito A. Giuliani
       -------------------------------          ------------------------------
NAME:   Margaret V. Sayles                NAME:   Vito A. Giuliani
       -------------------------------          ------------------------------
TITLE:  Contract Negotiator/Analyst       TITLE:  CVP
       -------------------------------          ------------------------------
DATE:   12-16-94                          DATE:   12-15-94
       -------------------------------          ------------------------------


THIS EQUIPMENT SCHEDULE HAS THREE COUNTERPARTS. THIS IS COUNTERPART NO. 3. A SECURITY INTEREST MAY BE CREATED ONLY IN COUNTERPART NO. 1.